Inventories (Tables)	12 Months Ended
Dec. 31, 2021
Inventories
Details of inventories

	As at 31 December
	2021	2020

Fuel for power generation	15,598,354	5,327,750
Material and supplies	1,395,459	1,473,355

	16,993,813	6,801,105
Less: provision for inventory obsolescence	169,382	198,646

Total	16,824,431	6,602,459

Movements of provision for inventory obsolescence during the years

	2021	2020

Beginning of the year	(198,646)	(187,427)
Provision	(1,583)	(43,993)
Reversal	1,825	917
Write off*	23,365	25,378
Currency translation differences	5,657	6,479

End of the year	(169,382)	(198,646)

* In 2021, approximately RMB23 million provision was written-off for the material and supplies which was provided for inventory provision in former years